EX-99.906CERT

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Daniel W. Moyer IV, President of The HomeState Group (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
            Section  15(d) of the  Securities  Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Daniel W. Moyer IV
------------------------
Daniel W. Moyer IV
President
September 8, 2004


                                                                   EX-99.906CERT

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth G Mertz, Treasurer of The HomeState Group (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
            Section  15(d) of the  Securities  Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Kenneth G. Mertz
--------------------
Kenneth G. Mertz
Treasurer
September 8, 2004

These certifications are being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and are not being filed as part of the Form N-CSR with the Commission.